Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of March 18, 2013, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation, as the Servicer (the “Servicer”), The Bank of Nova Scotia (“BNS”), as a Managing Agent and as a Committed Purchaser, Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with BNS, Liberty Street, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser.

R E C I T A L S

A. The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (the “Agreement”).

B. Pursuant to Sections 2.04 and 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date by amending the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Agreement. By their signatures hereto, each of the parties hereto hereby agrees that the definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “August 26, 2013” set forth therein with the date “March 13, 2014”.

2. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by the Administrative Agent of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters and (iii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as the Seller

By:	/s/ Mary E. Kummer
	Name:	Mary Ellen Kummer
	Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Mary E. Kummer
	Name:	Mary Ellen Kummer
	Title:	Vice President and Assistant Treasurer

[signatures continue on the following page]

S-1	Navistar Series 2012-VFN Amendment to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

Commitment $225,000,000

[signatures continue on the following page]

S-2	Navistar Series 2012-VFN Amendment to Note Purchase Agreement

THE BANK OF NOVA SCOTIA, as the Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, as the Committed Purchaser for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

Commitment $125,000,000

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

[signatures continue on the following page]

S-3	Navistar Series 2012-VFN Amendment to Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the Alpine Purchaser Group			CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the Alpine Purchaser Group

By:	/s/ Jason Muncy		By:	/s/ Jason D. Muncy
	Name:	Jason Muncy		Name:	Jason D. Muncy
	Title:	Vice President		Title:	Authorized Signatory

By:	/s/ Jason Ruchelsman		By:	/s/ Jason Ruchelsman
	Name:	Jason Ruchelsman		Name:	Jason Ruchelsman
	Title:	Vice President		Title:	Authorized Signatory

Commitment $150,000,000

ALPINE SECURITIZATION CORP., as a Conduit Purchaser for the Alpine Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Jason Muncy
	Name:	Jason Muncy
	Title:	Vice President

By:	/s/ Jason Ruchelsman
	Name:	Jason Ruchelsman
	Title:	Vice President

S-4	Navistar Series 2012-VFN Amendment to Note Purchase Agreement